UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04750

Fenimore Asset Management Trust

(Exact name of registrant as specified in charter)

384 North Grand Street, P.O. Box 399 Cobleskill, New York	12043
(Address of principal executive offices)	(Zip code)

Thomas O. Putnam

Fenimore Asset Management Trust 384 North Grand Street, P.O. Box 399 Cobleskill, New York, 12043
(Name and address of agent for service)

Registrant's telephone number, including area code:	518-234-7400

Date of fiscal year end:	December 31
Date of reporting period:	June 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)

FAM FUNDS

Managed by
FENIMORE ASSET MANAGEMENT

SEMI-ANNUAL REPORT
June 30, 2023

VALUE FUND
Investor Share Class and Institutional Share Class

DIVIDEND FOCUS FUND
Investor Share Class

SMALL CAP FUND
Investor Share Class and Institutional Share Class

TABLE OF CONTENTS

FAM VALUE FUND
Letter to Shareholders	1
Portfolio Data	6
Schedule of Investments	7
FAM DIVIDEND FOCUS FUND
Letter to Shareholders	9
Portfolio Data	15
Schedule of Investments	16
FAM SMALL CAP FUND
Letter to Shareholders	18
Portfolio Data	25
Schedule of Investments	26
Statements of Assets and Liabilities	28
Statements of Operations	29
Statements of Changes in Net Assets	30
Notes to Financial Statements	33
Change in Independent Registered Public Accounting Firm	46
Expense Data	47
Supplemental Information	49
Summary of the Funds’ Liquidity Risk Management Program Annual Assessment Report	50
Privacy Policy	51

FAM Funds has adopted a Code of Ethics that applies to its principal executive and principal financial officers. You may obtain a copy of this Code without charge, by calling FAM Funds at (800) 932-3271.

FAM VALUE FUND

June 30, 2023

Dear Fellow Value Fund Shareholder,

As we entered 2023, we sensed much pessimism from market participants. In 2022, the stock market entered a bear market, inflation remained elevated, the Federal Reserve raised rates at a brisk pace, and the U.S. was headed toward a debt ceiling standoff in 2023. Then, just as the market began to feel some relief, several large U.S. banks failed and entered receivership by the FDIC. Given this context, it may surprise you that the market ended June 30 at a 14-month high and 24.42% above the October 2022 lows — this meets the criteria for a new bull market!1

In our 2022 communications, we remained optimistic. Oftentimes, a market in decline and investor pessimism are a recipe for better prospective returns. So far, this is what we have witnessed through the first six months of the year with the FAM Value Fund Investor Shares (FAMVX) returning 7.24% versus the Russell Midcap Index’s 9.01%.2

Despite the apparent headwinds, the economy has thus far remained resilient and the highly anticipated recession has yet to materialize. GDP (gross domestic product) growth is positive, the labor market is tight, and consumer spending has sustained at relatively strong levels.

Below the surface, though, there are crosscurrents. In several categories, including travel and health care procedures, demand is rebounding from pandemic-related constraints. Two portfolio companies, Booking Holdings (BKNG) and Stryker Corporation (SYK), respectively, benefited from the bounce back. By contrast, in other areas of the economy, we have witnessed signs of moderation. For instance, following a pandemic surge, CDW Corporation (CDW) is seeing a reduction in demand for the technology hardware it distributes, such as mobile devices and laptops. IDEX Corporation (IEX) is experiencing slowing component orders in certain business lines because of declining biotech research funding.

While some moderation in demand is a natural part of the economic cycle, higher capital costs and higher interest rates have undoubtedly had an impact on many firms. The most striking example has been the sudden failure of several large banks. These failures proved to be isolated, but served as another reminder of the importance of understanding the business models and risks of what you own. Gaining this understanding is a key part of our research process at Fenimore Asset Management. Our portfolio companies are not immune to economic challenges, but we believe that owning growing, cash-generative businesses with solid balance sheets and skilled managers is the best way to navigate the inevitable crosscurrents.

Portfolio Activity

Purchases

We added to a handful of existing holdings in the first half of 2023. Before the onset of the bank failures in March, we consolidated and reduced our banking exposure, adding to Pinnacle Financial Partners (PNFP) with part of the proceeds from the sale of our M&T Bank (MTB) position (see below). We also took advantage of market volatility to add to our existing stakes in Amphenol Corporation (APH), Microchip Technology (MCHP), and T. Rowe Price Group (TROW).

In the case of APH, we were able to take advantage of the moderation in demand, which hit the company harder than market participants expected in the areas of mobile devices and communications. The resulting volatility in the stock price afforded us the opportunity to add to our position at what we deemed to be an attractive price.

Lastly, we added to Fortune Brands (FBIN). FBIN spun off its cabinets business into a stand-alone company called MasterBrand (MBC). We sold MBC and reallocated the proceeds back into FBIN, which we believe better fits the profile of a business that meets our investment criteria.

[1]	FactSet as of 6/30/2023

[2]	FactSet as of 6/30/2023

FAM VALUE FUND

Sales

We sold three of our holdings during the first half of 2023 and trimmed another. The three sales were the previously mentioned MTB and MBC, as well as Black Knight (BKI). We sold MTB, a long-term holding, because we felt their growth prospects had diminished and were inferior to our other bank holdings, including PNFP. We sold BKI shortly after the news that its planned takeover by the Intercontinental Exchange (ICE) would be challenged by the Federal Trade Commission. We felt the sale was prudent given the challenge would extend an already protracted merger process. This, along with deterioration in the company’s mortgage origination business, prompted us to move on from the position and use the proceeds elsewhere.

We also trimmed our stake in CarMax (KMX). Our team first purchased KMX in 2004. Originally spun out of Circuit City in 2002, the enterprise has grown from 36 used-car outlets to 241 today. During this span, KMX has created a tremendous amount of value; however, the economics of the used-car industry has changed. The current environment of high used-car prices and increased interest rates has created affordability challenges for the consumer, impacting KMX and the entire industry. Additionally, new entrants, including Carvana (not held in the Value Fund), are changing the way consumers buy, trade, and finance cars by creating an online-only option. KMX is meeting this challenge by strengthening its own online capabilities, but it comes with added costs. The combination of lower unit demand and higher unit costs has squeezed profitability. With the uncertain outlook for used-vehicle affordability and KMX’s increased cost structure, we took advantage of a recovery in the stock this year to trim our position and will continue to evaluate the company’s long-term prospects.

Closing Thoughts

We continue to work diligently on your behalf to craft a portfolio that we believe can stand the test of time. We cannot predict where the crosscurrents will take our economy. What we can do is continue to deepen our understanding of the businesses we own, and those we may own in the future, while building relationships with the leaders running these firms, their competitors, and their customers.

Throughout 2023, we’ve been busy traveling the country — touring operating facilities, attending industry trade shows, and visiting with our business leaders at their company headquarters. These activities build our conviction in the people, processes, and management teams that come together to drive these businesses forward through all parts of the economic cycle.

Thank you for investing with us in the FAM Value Fund.

TOP 5 CONTRIBUTORS AND DETRACTORS*
12/31/2022 to 6/30/2023

Top 5 Contributors

Name	Average Weight (%)	Contribution (%)
Brown & Brown	6.93%	1.48%
Vulcan Materials Co.	3.74%	1.10%
Graco	3.36%	0.96%
CarMax	2.63%	0.95%
Stryker Corp.	3.92%	0.92%

This reflects the FAM Value Fund’s best and worst performers, in descending order, based on individual stock performance and portfolio weighting. Past performance does not indicate future results.

FAM VALUE FUND

Top 5 Detractors

Name	Average Weight (%)	Contribution (%)
Dollar General Corp.	2.11%	-0.83%
Pinnacle Financial Partners	1.43%	-0.50%
IDEX Corp.	6.44%	-0.36%
Fidelity National Information Services	1.65%	-0.35%
SouthState Corp.	1.80%	-0.25%

Past performance does not indicate future results.

John D. Fox, CFA	Drew P. Wilson, CFA	Marc D. Roberts, CFA
Portfolio Manager	Portfolio Manager	Portfolio Manager

The opinions expressed herein are those of the portfolio managers as of the date of the report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

*	Reflects top contributors and top detractors to the fund’s performance based on each holding’s contribution to the overall fund’s return for the period shown. The information provided does not reflect all positions purchased, sold or recommended for advisory clients during the period shown. It should not be assumed that future investments will be profitable or will equal the performance of the security examples discussed. Past performance is no guarantee, nor is it indicative, of future results. For more detailed information on the calculation and methodology as well as a complete list of every holding’s contribution to the overall fund’s performance during the time period shown, please call (800) 932-3271 or visit the fund’s website at famfunds.com.

Portfolio composition will change due to ongoing management of the fund. References to individual securities are for informational purposes only and should not be construed as an offer or a recommendation, by the fund, the portfolio managers, or the fund’s distributor, to purchase or sell any security or other financial instrument. The summary is not advice, a recommendation or an offer to enter into any transaction with Fenimore or any of its affiliated funds. The portfolio holdings are as of the most recent quarter.

FAM VALUE FUND

TOP 10 HOLDINGS
AS OF 6/30/2023

FAM VALUE FUND	% OF NET ASSETS
Brown & Brown, Inc.	7.59%
CDW Corp.	6.72%
IDEX Corp.	6.10%
Ross Stores	5.97%
Markel Corp.	4.89%
Vulcan Materials Co.	4.41%
Illinois Tool Works	4.18%
Stryker Corp.	4.17%
Graco	3.80%
Analog Devices	3.57%
Total Net Assets	$1,522,986,132

The portfolios are actively managed and current holdings may be different.

AVERAGE ANNUAL TOTAL RETURNS
AS OF 6/30/2023

						Total Fund
	Since					Operating
	Inception	10 Year	5 Year	3 Year	1 Year	Expenses*
FAM VALUE FUND INVESTOR CLASS (1/2/87)	10.22%	10.08%	8.49%	11.87%	16.11%	1.18% (gross) 1.18%* (net)
INSTITUTIONAL CLASS (1/2/17)	10.26%	10.21%	8.70%	12.08%	16.33%	1.14% (gross) 0.99%* (net)
RUSSELL MIDCAP INDEX	11.21%	10.32%	8.46%	12.50%	14.92%	N/A

The performance data quoted represents past performance.

PERFORMANCE DISCLOSURES

Performance data quoted above is historical. Past performance is not indicative of future results, current performance may be higher or lower than the performance data quoted. Investment returns may fluctuate; the value of your investment upon redemption may be more or less than the initial amount invested. All returns are net of expenses. To obtain performance data that is current to the most recent month-end for each fund as well as other information on the FAM Funds, please go to fenimoreasset.com or call (800) 932-3271.

Please consider a fund’s investment objectives, risks, charges and expenses carefully before investing. The FAM Funds prospectus or summary prospectus contains this and other important information about each Fund and should be read carefully before you invest or send money. To obtain a prospectus or summary prospectus for each fund as well as other information on the FAM Funds, please go to fenimoreasset.com or call (800) 932-3271.

IMPORTANT RISK INFORMATION

Risk Disclosures: The principal risks of investing in the fund are: stock market risk (stocks fluctuate in response to the activities of individual companies and to general stock market and economic conditions), stock selection risk (Fenimore utilizes a value approach to stock selection and there is risk that the stocks selected may not

FAM VALUE FUND

realize their intrinsic value, or their price may go down over time), and small-cap risk (prices of small-cap companies can fluctuate more than the stocks of larger companies and may not correspond to changes in the stock market in general).

This presentation was prepared by Fenimore Asset Management, Inc. (“Fenimore”). Neither this presentation nor any of its contents may be distributed or used for any other purpose without the prior written consent of Fenimore.

In part, the purpose of this presentation is to provide investors with an update on financial market conditions. The description of certain aspects of the market herein is a condensed summary only. This summary does not purport to be complete and no obligation to update or otherwise revise such information is being assumed. These materials are provided for informational purposes only and are not otherwise intended as an offer to sell, or the solicitation of an offer to purchase, any security or other financial instrument. This summary is not advice, a recommendation or an offer to enter into any transaction with Fenimore or any of their affiliated funds.

This presentation may contain statements based on the current beliefs and expectations of Fenimore’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

Any references herein to any of Fenimore’s past or present investments, portfolio characteristics, or performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profitable or that any future investments will be profitable or will equal the performance of these investments. There can be no guarantee that the investment objectives of Fenimore will be achieved. Any investment entails a risk of loss. Unless otherwise noted, information included herein is presented as of the date indicated on the cover page and may change at any time without notice.

*	FAM Value Fund Disclosure: The Fund’s total annual operating expense ratio as stated in the fee table of the Fund’s most recent prospectus is 1.18% for the Investor Class. The Fund’s total annual operating expense ratio as stated in the fee table of the Fund’s most recent prospectus is 0.99% after fee waivers of (0.15)% for the Institutional Class. The Advisor has contractually agreed until, May 1, 2024, to waive fees and/or reimburse the Fund certain expenses (excluding interest, taxes, brokerage costs, Acquired Fund Fees and Expenses, dividend expense and extraordinary expenses) to the extent necessary to cap Net Fund Operating Expenses for Investor Shares at 1.18% and Institutional Shares at 0.99%.

Institutional Class shares became available for sale on January 1, 2017. For performance prior to that date, this table includes the actual performance of the Fund’s Investor Class (and uses the Fund’s Investor Class’ actual expenses), without adjustment. The performance results shown for the periods prior to January 1, 2017, the date of commencement of operations for Institutional Shares, are for the Investor Shares, which are subject to higher fees due to differences in the shareholder administrative services fees and certain other fees paid by each class. Institutional Shares and Investor Shares would have substantially similar performance results because the shares of each class are invested in the same portfolio securities of the Fund. Because of the difference in the level of fees paid by Investor Shares, the returns for the Investor Shares will be lower than the returns of the Institutional Shares.

FAM VALUE FUND — Portfolio Data
June 30, 2023 (Unaudited)

COMPOSITION OF NET ASSETS
Insurance	14.6%
Machinery	14.1%
Electronic Equipment, Instruments & Components	13.4%
Specialty Retail	11.0%
Capital Markets	6.2%
Semiconductors & Semiconductor Equipment	5.1%
Construction Materials	4.4%
Health Care Equipment & Supplies	4.2%
Money Market Funds	4.0%
Chemicals	3.5%
Diversified Financial Services	3.3%
Trading Companies & Distributors	3.0%
Banks	3.0%
Containers & Packaging	2.1%
Hotels, Restaurants & Leisure	2.0%
Oil, Gas & Consumable Fuels	1.9%
Multi-Line Retail	1.6%
IT Services	1.5%
Building Products	1.1%
Other	(0.0%)(a)

(a)	Percentage rounds to less than 0.01%.

Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “Commission”) as of the end of the first and third quarters of each fiscal year as an exhibit to Form N-PORT; (ii) the complete listing is available on the Commission’s website at www.sec.gov; and (iii) the Fund makes the exhibit to Form N-PORT available to shareholders at fenimoreasset.com, or upon request, by calling FAM FUNDS at 1-800-932-3271.

FAM VALUE FUND — Schedule of Investments
June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 96.0%
Banks — 3.0%
Pinnacle Financial Partners, Inc.	386,527	$21,896,755
SouthState Corporation	364,610	23,991,338
		45,888,093
Building Products — 1.1%
Fortune Brands Innovations, Inc.	226,732	16,313,367
Capital Markets — 6.2%
Brookfield Asset Management Ltd. - Class A	397,940	12,984,782
Brookfield Corporation - Class A	1,591,760	53,562,724
T. Rowe Price Group, Inc.	254,320	28,488,927
		95,036,433
Chemicals — 3.5%
Air Products & Chemicals, Inc.	175,500	52,567,515
Construction Materials — 4.4%
Vulcan Materials Company	297,930	67,165,339
Containers & Packaging — 2.1%
Avery Dennison Corporation	187,000	32,126,600
Diversified Financial Services — 3.3%
Berkshire Hathaway, Inc. - Class A (a)	98	50,745,380
Electronic Equipment, Instruments & Components — 13.4%
Amphenol Corporation - Class A	573,240	48,696,738
CDW Corporation	558,200	102,429,700
Zebra Technologies Corporation - Class A (a)	179,460	53,089,652
		204,216,090
Health Care Equipment & Supplies — 4.2%
Stryker Corporation	208,000	63,458,720
Hotels, Restaurants & Leisure — 2.0%
Booking Holdings, Inc. (a)	11,350	30,648,746
Insurance — 14.6%
Brown & Brown, Inc.	1,679,392	115,609,345
Markel Group, Inc. (a)	53,850	74,484,243
Progressive Corporation (The)	240,000	31,768,800
		221,862,388
IT Services — 1.5%
Fidelity National Information Services, Inc.	402,400	22,011,280
Machinery — 14.1%
Graco, Inc.	670,180	57,870,043
IDEX Corporation	431,530	92,891,148
Illinois Tool Works, Inc.	254,560	63,680,729
		214,441,920

See Notes to Financial Statements

FAM VALUE FUND — Schedule of Investments Continued
June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 96.0% (Continued)
Multi-Line Retail — 1.6%
Dollar General Corporation	146,300	$24,838,814
Oil, Gas & Consumable Fuels — 1.9%
EOG Resources, Inc.	256,500	29,353,860
Semiconductors & Semiconductor Equipment — 5.1%
Analog Devices, Inc.	279,510	54,451,343
Microchip Technology, Inc.	258,860	23,191,267
		77,642,610
Specialty Retail — 11.0%
AutoZone, Inc. (a)	18,265	45,541,220
CarMax, Inc. (a)	373,296	31,244,875
Ross Stores, Inc.	810,688	90,902,446
		167,688,541
Trading Companies & Distributors — 3.0%
Fastenal Company	780,900	46,065,291

Total Common Stocks (Cost $516,658,301)		$1,462,070,987

MONEY MARKET FUNDS — 4.0%
Invesco Treasury Portfolio - Institutional Class, 5.05% (b) (Cost $61,146,595)	61,146,595	$61,146,595

Total Investments at Value — 100.0% (Cost $577,804,896)		$1,523,217,582

Liabilities in Excess of Other Assets — (0.0%) (c)		(231,450)

Net Assets — 100.0%		$1,522,986,132

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of June 30, 2023.

(c)	Percentage rounds to less than 0.1%.

See Notes to Financial Statements

FAM DIVIDEND FOCUS FUND

June 30, 2023

Dear Fellow Dividend Focus Fund Shareholder,

It seems surreal to be writing to you at the year’s midpoint with all major U.S. equity indices (i.e., S&P 500, NASDAQ, Dow Jones) in bull markets. This astonishment isn’t derived from any company-specific concerns we carried or arbitrary outlooks we held, but rather a result of reflecting on where we stood at the beginning of the year and how unconducive the backdrop felt for short-term equity returns.

Let’s recap the situation. The stock market stumbled for almost all of 2022 with the Russell Midcap Index (our primary performance benchmark) down -17.32% for the year.1 This decline was largely driven by higher interest rates and we entered 2023 with the Federal Reserve still moving forcefully to raise rates in their effort to fight what is proving to be stubbornly persistent inflation.

The economy was also beginning to feel the burden of higher interest rates. This was evidenced by the continuously diminished outlook for 2023 U.S. corporate earnings growth, which declined from 10% at the beginning of 2022 to 5% at the beginning of 2023 (it was 1% on June 30). 2 The brunt of higher interest rates also created liquidity issues that rippled through the banking industry in March, producing three of the four largest bank failures in American history (and the collapse of the second largest bank in Switzerland) and growing commercial real estate concerns.

Given this backdrop, it’s unlikely even the most optimistic among us would have predicted one of the best first halves ever for U.S. stocks. And yet here we are, with broader stock market strength driven by the Federal Reserve’s first interest rate hike pause after 10 consecutive increases as well as resilient consumer spending and a strong labor market.

The performance of the stock market during the first six months of 2023 reinforced three key tenets:

1.	Knowing exactly what’s going to impact the business environment and being able to predict stock market returns are two distinct pieces of information.

2.	It “pays” to be an optimist. Stock market returns don’t come in a smooth or uninterrupted manner, despite our desires. And there will always be a myriad of reasons to sell, yet, almost assuredly, we believe the market’s best days are ahead.

3.	History continues to demonstrate that trying to time the market’s upswings and downswings is a fruitless endeavor — we can’t predict when we are at the beginning of a bull market run. The proof of its onset surfaces after the fact.

Returns

During the first six months of the year, the FAM Dividend Focus Fund (FAMEX) also benefited from the broader market strength and increased 10.93%. This outpaced our Russell Midcap Index benchmark, which increased 9.01%.3 Performance was led by technology (AI-driven enthusiasm) and housing-related (strong new home demand) stocks. These two sectors were also some of the worst performers in 2022. The Dividend Focus Fund’s performance was also aided by our lack of exposure to regional banks. We serendipitously exited our last remaining bank prior to the banking crisis that unfolded in early March.

Of course, Fenimore Asset Management’s investment approach seeks to compound capital over longer time periods and we believe six months is too short to fully judge performance. Following the end of this letter is the Dividend Focus Fund’s multi-year performance and we are pleased with this track record.

[1]	FactSet as of 6/30/2023

[2]	FactSet as of 6/30/2023

[3]	FactSet as of 6/30/2023

FAM DIVIDEND FOCUS FUND

Dividends

The Dividend Focus Fund seeks to invest in businesses that pay a growing dividend. We believe this is a high-quality investment filter because a sound dividend growth policy is an indicator that the company generates more cash than is needed to run the business and management is confident in the stability and growth of the operation’s future cash generation.

During 2023’s first half, 17 of FAMEX’s 28 holdings (61%) increased their dividend. Of those 17, the average increase was 10.4%. This is in line with our holdings’ 5-year CAGR (compound annual growth rate) of 11.3%.4

Portfolio Activity

Purchases

We initiated one new position in Verisk Analytics (VRSK). Verisk provides data solutions for property and casualty insurers that power their underwriting and claims processes and decision making. Verisk’s products often have no substitute and its long- term contracts, which are tied to premium growth, support meaningful revenue growth even during the rockiest of economic periods. We have followed Verisk for some time, but our interest was heightened after they made significant changes. Management divested its non-insurance assets, implemented a more shareholder-friendly capital allocation policy, and enacted several governance reforms.

Importantly, Verisk marks only our third new position in FAMEX since November 2020. It represents a cadence of approximately one new name per year. This underscores that we have a high threshold for a business to be added to the Dividend Focus Fund and continue to like the composition of our existing portfolio.

We also added to two positions in T. Rowe Price (TROW) and Genpact (G). T. Rowe has been a long-term but smaller holding in the strategy. After a big down year in 2022, we felt they were poised to benefit from a rebound in asset prices. Our add in Genpact came late in the second quarter after concerns about the impact AI (artificial intelligence) could have on their business process outsourcing model weighed heavily on the stock. Following discussions with management and industry experts, we believe AI does not represent a material headwind to their operation and Genpact remains well- positioned to continue to grow.

Sales

We sold First Hawaiian Bank (FHB), a decision we started to implement in 2022 and finished in January. Our team earmarked FHB for sale because: 1) it was not growing its dividend, 2) of the potential impact to its book value by declining values in its securities portfolio with rising short-term rates, and 3) of concerns about how robust loan growth would be in a recession.

We also trimmed a handful of positions in Air Products & Chemicals (APD), Arthur J. Gallagher & Co. (AJG), Genpact (G), Steris (STE), and The Hanover Insurance Group (THG). These companies remain core FAMEX holdings, but we had to recalibrate their position sizes after they grew above our targeted weightings. We also made some trims to raise capital to fund our Verisk purchase.

[4]	FactSet as of 6/30/2023

FAM DIVIDEND FOCUS FUND

Closing Thoughts

As we begin the second half of 2023, the concerns that were top of mind at the beginning of the year still remain. How long will it take inflation to get close to the Federal Reserve’s 2% target? How high will interest rates have to go to get us there? Can the economy ultimately withstand higher interest rates or will it force a recession?

As noted earlier in this letter, our views on these matters will likely miss the mark. Fortunately, the success of our investment approach is dependent on investing in what we believe are quality companies that can compound over time and not short-term macro predictions. It’s our in-depth research process and unwavering commitment to investing only in quality businesses that give us confidence in the ability of our holdings to compound their earnings power over the next three to five years regardless of what the near-term brings.

As always, we are incredibly grateful to all our shareholders and thank you for your continued support.

TOP 5 CONTRIBUTORS AND DETRACTORS*
12/31/2022 TO 6/30/2023

Top 5 Contributors

Name	Average Weight (%)	Contribution (%)
Entegris	3.79%	2.20%
Microchip Technology	5.74%	1.44%
Arthur J. Gallagher & Co.	7.42%	1.26%
Stryker Corp.	5.17%	1.23%
Broadridge Financial Solutions	4.09%	0.98%

This reflects the FAM Dividend Focus Fund’s best and worst performers, in descending order, based on individual stock performance and portfolio weighting. Past performance does not indicate future results.

Top 5 Detractors

Name	Average Weight (%)	Contribution (%)
Genpact	3.29%	-0.61%
The Hanover Insurance Group	2.98%	-0.55%
IDEX Corp.	3.11%	-0.19%
Avery Dennison Corp.	3.87%	-0.18%
Ross Stores	4.57%	-0.16%

Past performance does not indicate future results.

Paul Hogan, CFA	William Preston, CFA
Portfolio Manager	Portfolio Manager

FAM DIVIDEND FOCUS FUND

The opinions expressed herein are those of the portfolio managers as of the date of the report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

*	Reflects top contributors and top detractors to the fund’s performance based on each holding’s contribution to the overall fund’s return for the period shown. The information provided does not reflect all positions purchased, sold or recommended for advisory clients during the period shown. It should not be assumed that future investments will be profitable or will equal the performance of the security examples discussed. Past performance is no guarantee, nor is it indicative, of future results. For more detailed information on the calculation and methodology as well as a complete list of every holding’s contribution to the overall fund’s performance during the time period shown, please call (800) 932-3271 or visit the fund’s website at famfunds.com. Portfolio composition will change due to ongoing management of the fund. References to individual securities are for informational purposes only and should not be construed as an offer or a recommendation, by the fund, the portfolio managers, or the fund’s distributor, to purchase or sell any security or other financial instrument. The summary is not advice, a recommendation or an offer to enter into any transaction with Fenimore or any of its affiliated funds. The portfolio holdings are as of the most recent quarter.

**	All investing involves risk including the possible loss of principal. Before investing, carefully read the fund’s prospectus which includes investment objectives, risks, charges, expenses and other information about the fund. Please call us at 800-932-3271 or visit fenimoreasset.com for a prospectus or summary prospectus. Past performance and Morningstar ratings are not an indicator of a fund’s future returns.

Securities offered through Fenimore Securities, Inc. Member FINRA/SIPC, and advisory services offered through Fenimore Asset Management, Inc.

FAM DIVIDEND FOCUS FUND

TOP 10 HOLDINGS
AS OF 06/30/2023

FAM DIVIDEND FOCUS FUND	% OF NET ASSETS
Arthur J. Gallagher & Co.	7.49%
CDW Corp.	6.52%
Trane Technologies	6.27%
Microchip Technology	6.08%
Stryker Corp.	5.34%
Air Products & Chemicals	4.96%
Entegris	4.59%
Ross Stores	4.40%
Broadridge Financial Solutions	4.32%
Republic Services	3.83%
Total Net Assets	$ 611,114,883

The portfolios are actively managed and current holdings may be different.

AVERAGE ANNUAL TOTAL RETURNS
AS OF 06/30/2023

	Since Inception	10 Year	5 Year	3 Year	1 Year	Total Fund Operating Expenses*
FAM DIVIDEND FOCUS FUND (4/1/96)	9.48%	11.66%	11.88%	14.35%	21.78%	1.23% (gross) 1.23%*(net)
RUSSELL MIDCAP INDEX	10.08%	10.32%	8.46%	12.50%	14.92%	N/A

The performance data quoted represents past performance.

PERFORMANCE DISCLOSURES

Performance data quoted above is historical. Past performance is not indicative of future results, current performance may be higher or lower than the performance data quoted. Investment returns may fluctuate; the value of your investment upon redemption may be more or less than the initial amount invested. All returns are net of expenses. To obtain performance data that is current to the most recent month-end for each fund as well as other information on the FAM Funds, please go to fenimoreasset.com or call (800) 932-3271.

Please consider a fund’s investment objectives, risks, charges and expenses carefully before investing. The FAM Funds prospectus or summary prospectus contains this and other important information about each Fund and should be read carefully before you invest or send money. To obtain a prospectus or summary prospectus for each fund as well as other information on the FAM Funds, please go to fenimoreasset.com or call (800) 932-3271.

IMPORTANT RISK INFORMATION

Risk Disclosures: The principal risks of investing in the fund are: stock market risk (stocks fluctuate in response to the activities of individual companies and to general stock market and economic conditions), stock selection risk (Fenimore utilizes a value approach to stock selection and there is risk that the stocks selected may not realize their intrinsic value, or their price may go down over time), and small-cap risk (prices of small-cap companies can fluctuate more than the stocks of larger companies and may not correspond to changes in the stock market in general).

FAM DIVIDEND FOCUS FUND

This presentation was prepared by Fenimore Asset Management, Inc. (“Fenimore”). Neither this presentation nor any of its contents may be distributed or used for any other purpose without the prior written consent of Fenimore.

In part, the purpose of this presentation is to provide investors with an update on financial market conditions. The description of certain aspects of the market herein is a condensed summary only. This summary does not purport to be complete and no obligation to update or otherwise revise such information is being assumed. These materials are provided for informational purposes only and are not otherwise intended as an offer to sell, or the solicitation of an offer to purchase, any security or other financial instrument. This summary is not advice, a recommendation or an offer to enter into any transaction with Fenimore or any of their affiliated funds.

This presentation may contain statements based on the current beliefs and expectations of Fenimore’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

Any references herein to any of Fenimore’s past or present investments, portfolio characteristics, or performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profitable or that any future investments will be profitable or will equal the performance of these investments. There can be no guarantee that the investment objectives of Fenimore will be achieved. Any investment entails a risk of loss. Unless otherwise noted, information included herein is presented as of the date indicated on the cover page and may change at any time without notice.

*	FAM Dividend Focus Fund Disclosure: The Fund’s total annual operating expense ratio as stated in the fee table of the Fund’s most recent prospectus is 1.23%. The total operating expense as reported in the FAM Dividend Focus Fund’s audited financial statements as of December 31, 2022 is 1.22%. The Advisor has contractually agreed, until May 1, 2024, to waive fees and/or reimburse the Fund certain expenses (excluding interest, taxes, brokerage costs, Acquired Fund Fees and Expenses, dividend expense and extraordinary expenses) to the extent necessary to cap Net Fund Operating Expenses for Investor Shares at 1.26%.

FAM DIVIDEND FOCUS FUND — Portfolio Data
June 30, 2023 (Unaudited)

COMPOSITION OF NET ASSETS
IT Services	13.1%
Semiconductors & Semiconductor Equipment	10.7%
Insurance	9.8%
Electronic Equipment, Instruments & Components	7.6%
Health Care Equipment & Supplies	7.2%
Building Products	6.3%
Chemicals	5.0%
Trading Companies & Distributors	4.7%
Specialty Retail	4.4%
Money Market Funds	4.1%
Commercial Support Services	3.8%
Construction Materials	3.8%
Containers & Packaging	3.5%
Distributors	3.3%
Aerospace & Defense	3.2%
Machinery	2.9%
Commercial Services & Supplies	2.7%
Industrial Conglomerates	1.6%
Capital Markets	1.3%
Food Products	0.5%
Professional Services	0.5%
Other	(0.0%)(a)

(a)	Percentage rounds to less than 0.01%.

Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “Commission”) as of the end of the first and third quarters of each fiscal year as an exhibit to Form N-PORT; (ii) the complete listing is available on the Commission’s website at www.sec.gov; and (iii) the Fund makes the exhibit to Form N-PORT available to shareholders at fenimoreasset.com, or upon request, by calling FAM FUNDS at 1-800-932-3271.

FAM DIVIDEND FOCUS FUND — Schedule of Investments
June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 95.9%
Aerospace & Defense — 3.2%
HEICO Corporation - Class A	139,305	$19,586,283
Building Products — 6.3%
Trane Technologies plc	200,300	38,309,378
Capital Markets — 1.3%
T. Rowe Price Group, Inc.	73,370	8,218,907
Chemicals — 5.0%
Air Products & Chemicals, Inc.	101,281	30,336,698
Commercial Services & Supplies — 2.7%
Cintas Corporation	33,220	16,512,998
Commercial Support Services — 3.8%
Republic Services, Inc.	152,890	23,418,161
Construction Materials — 3.8%
Vulcan Materials Company	102,830	23,181,995
Containers & Packaging — 3.5%
Avery Dennison Corporation	125,500	21,560,900
Distributors — 3.3%
Pool Corporation	53,900	20,193,096
Electronic Equipment, Instruments & Components — 7.6%
Amphenol Corporation - Class A	75,251	6,392,572
CDW Corporation	217,000	39,819,500
		46,212,072
Food Products — 0.5%
McCormick & Company, Inc.	36,700	3,201,341
Health Care Equipment & Supplies — 7.2%
STERIS plc	52,000	11,698,960
Stryker Corporation	107,000	32,644,630
		44,343,590
Industrial Conglomerates — 1.6%
Roper Technologies, Inc.	20,000	9,616,000
Insurance — 9.8%
Arthur J. Gallagher & Company	208,500	45,780,345
Hanover Insurance Group, Inc. (The)	127,200	14,377,416
		60,157,761
IT Services — 13.1%
Broadridge Financial Solutions, Inc.	159,400	26,401,422
Genpact Ltd.	407,000	15,290,990
Jack Henry & Associates, Inc.	112,300	18,791,159
Paychex, Inc.	173,080	19,362,460
		79,846,031
Machinery — 2.9%
IDEX Corporation	81,174	17,473,515

See Notes to Financial Statements

FAM DIVIDEND FOCUS FUND — Schedule of Investments Continued
June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 95.9% (Continued)
Professional Services — 0.5%
Verisk Analytics, Inc.	13,400	$3,028,802
Semiconductors & Semiconductor Equipment — 10.7%
Entegris, Inc.	253,000	28,037,460
Microchip Technology, Inc.	414,920	37,172,683
		65,210,143
Specialty Retail — 4.4%
Ross Stores, Inc.	240,026	26,914,115
Trading Companies & Distributors — 4.7%
Fastenal Company	349,000	20,587,510
Watsco, Inc.	21,720	8,285,529
		28,873,039

Total Common Stocks (Cost $292,093,129)		$586,194,825

MONEY MARKET FUNDS — 4.1%
Invesco Treasury Portfolio - Institutional Class, 5.05% (a) (Cost $24,939,387)	24,939,387	$24,939,387

Total Investments at Value — 100.0% (Cost $317,032,516)		$611,134,212

Liabilities in Excess of Other Assets — (0.0%) (b)		(19,329)

Net Assets — 100.0%		$611,114,883

(a)	The rate shown is the 7-day effective yield as of June 30, 2023.

(b)	Percentage rounds to less than 0.1%.

See Notes to Financial Statements

FAM SMALL CAP FUND

June 30, 2023

Dear Fellow Small Cap Fund Shareholder,

For the first half of 2023, the FAM Small Cap Fund Investor Shares (FAMFX) returned 10.92%.

In comparison, the Russell 2000 Index (the benchmark we use for performance comparisons) rose 8.09%. We find longer-term returns more meaningful. Over the prior 10 years, the Small Cap Fund Investor Shares returned 9.63% versus the Russell 2000’s 8.26%. Since its inception on March 1, 2012, the Small Cap Fund Investor Shares has returned 10.87% versus the Russell 2000’s 9.17%.1 We are quite pleased with this performance.

Our team focuses exclusively on what we consider to be quality companies with strong leadership and a solid financial position. These businesses usually have some competitive advantage which allows them to be more profitable and/or grow faster than their peers. Furthermore, we want to invest in these potential jewels at reasonable, if not attractive, valuations. This typically means that the business is “under a cloud” (i.e., temporarily stumbling) or “under a rock” (i.e., unknown by many investors) at the time of purchase. If we get all this right, then our holdings should be larger and more profitable in the future and lead to healthy returns.

Owning quality businesses for the long term, with the occasional adjustment, continues to be our game plan in 2023.

Contributors & Detractors

Our top three contributors to performance in the first half of 2023 were Dream Finders Homes (DFH), SPS Commerce (SPSC), and Penske Automotive Group (PAG).

■	Dream Finders is a highly profitable home builder that uses an asset-light business model where, instead of owning vast quantities of raw land, they use options to buy lots as needed from land banks. This approach both enhances cash earnings and reduces risk during inevitable downturns. A year ago, investors were quite concerned that higher interest rates would squash demand for new homes. Thankfully, home buyers have proven more resilient than many expected, so the profits of home builders like DFH held up quite well. This led to a rebound in stock prices.

■	SPS Commerce is a software company that connects thousands of suppliers to major retailers. Their offering is superior to tedious manual processes and inferior older software and it is increasingly an easy decision for most suppliers. SPSC continues to add subscribers driving profits ever higher, which has led to a wonderful return for investors in our view.

■	Penske Automotive Group is a collection of businesses, primarily auto and big truck dealerships. After COVID, they actually benefited from the shortage of new vehicles making higher margins on both new and used vehicle transactions while learning to operate with less staff. There was fear that a return to normal availability of new vehicles might lead to lower vehicle prices and profits while higher interest rates might reduce consumers’ ability to buy all vehicles. So far, some of these pressures have emerged, but not to the extent feared. As this became clear, the stock moved higher.

[1]	FactSet as of 6/30/2023

FAM SMALL CAP FUND

Our top three detractors from performance in the first half of 2023 were Boston Omaha Corporation (BOC), Pinnacle Financial Partners (PNFP), and ExlService Holdings (EXLS).

■	Boston Omaha Corporation is essentially a small conglomerate with a billboard business, a surety insurer, and a fiber-to-the-home operation along with a collection of other investments (the largest of which is an interest in a business that rents hangars to owners of large private jets). While BOC is relatively unique among our holdings because most of their businesses are in an early high-growth stage with only modest profits, they each seem to be on track and have impressive futures in our opinion. Frankly, we are not sure why the stock price fell lately, but we were happy to buy a few more shares at a discount to what we think the businesses are worth.

■	Pinnacle Financial Partners is a relatively high-growth bank operating primarily in Tennessee, the Carolinas, and, more recently, Atlanta. While results have been excellent, investors are worried about all banks today. It doesn’t help that several other banks that were also previously considered “high-growth” have failed, such as Silicon Valley Bancshares and First Republic. We continue to believe that PNFP is one of the best run banks in the country and were pleased to buy a few more shares at what we believed were attractive valuations.

■	ExlService Holdings provides business process outsourcing and data analytics services, primarily for companies in the insurance, healthcare, and banking industries. For years, these industries have moved more toward outsourcing and using data to both remove costs and improve customer experiences — this greatly benefits EXLS. Current operations already include dozens of applications of artificial intelligence (AI), yet EXLS and its peers have seen their stock prices decline as investors contemplate how the increasing use of AI may impact demand. We spoke with these companies as well as industry experts. They all confirmed our belief that EXLS should be a net beneficiary as AI tools spread.

Portfolio Activity

Like past years, we began 2023 with what we thought was a fine collection of quality businesses run by impressive leadership teams. But, as always, we kept digging, retesting our conclusions, and looking for opportunities to improve the portfolio.

Sales

During the first half of the year, we sold one holding completely and trimmed two others.

We sold our position in Paya Holdings (PAYA) in January after they announced their sale to a larger competitor. We purchased our shares in the second half of 2021 as the stock price was declining. At the time, we thought it was a nice opportunity to invest in what we considered to be a quality business that could grow at a fast pace for many years. But as sometimes happens, we did not get the opportunity to hold our shares for the long term.

Our first trim in 2023 was a small portion of our position in CBIZ (CBIZ), a large accounting and financial services firm. Due to a few years of strong returns, CBIZ remains our largest holding and one of our favorite companies. While we believe they can grow earnings for many more years and we hope to be long-term shareholders, the combination of the large position size, high valuation, and some evidence from peers that demand might be slowing a bit led us to make a modest trim.

Carriage Services (CSV) was our last trim. Carriage is one of the larger owners of funeral homes and cemeteries in the U.S. On June 29, a competitor, Park Lawn ([PLC] not held in the Small Cap Fund), announced they were attempting to negotiate the purchase of CSV and the stock price spiked up on the news. We still don’t know what price has been offered or if Carriage’s board of directors will ultimately vote for a transaction. While CSV may yet receive a higher price from Park Lawn or another bidder, there is a risk that no transaction happens. Or, if it does, it occurs at a lower stock price. Therefore, we decided to reduce that risk and lock in some of the gain by selling a portion of our shares.

FAM SMALL CAP FUND

Purchases

Despite our determination, we did not invest in any new ideas as of June 30. While we have our eyes on a few interesting companies, in each case we are either analyzing the business more or waiting for an attractive entry price.

However, some of our existing positions fell to attractive prices in our estimation. We already know these businesses quite well so it made sense to make the contrarian move and buy a few more shares in nine of our holdings.

Most of those opportunities came from one-off, unrelated issues including expectations of slower leisure travel demand (e.g., Choice Hotels International [CHH]), continuing supply chain and inflation challenges (e.g., Nomad Foods [NOMD]), and frustration following a disappointing first quarter (e.g., Trisura Group [TRRSF]). After thorough study, we expect that each of these situations should pass in time, therefore buying a few more shares seemed logical.

Our other purchases tie into investors’ fears about commercial real estate and banking. Obviously, fear peaked after the failures of a few large banks in early 2023, but there remains a lingering concern that higher interest rates will lead to a recession and lower values for some properties banks have lent money against. While we too have concerns, banks differ significantly and many leadership teams have done a great job reducing these risks at their institutions in our view.

Ultimately, these fears gave us opportunities to add to two of our banks, Pinnacle Financial Partners (PNFP) and SouthState Corporation (SSB) plus Cass Information Systems (CASS), which is basically one-half transaction processor and one-half bank. Additionally, we added to commercial real estate broker/services provider Colliers International Group (CIGI). While we don’t doubt that all will experience a pressure on earnings for the next year or two due to falling values of office buildings (in particular), in our opinion stock prices declined enough to more than reflect this risk and each seems well-positioned to prosper over the long term.

Closing Thoughts

Before writing these letters, we prepare in part by rereading our previous letters. It’s striking that a year ago we were worrying and writing about the same issues. How bad will inflation be? When will it slow? Will higher interest rates not just slow the economy but drive it into a recession? How will the war in Ukraine get resolved? How will each industry and our holdings adjust to these pressures?

Certainly, some things have changed in the past year, but it’s amazing how we still don’t know the answers to these major economic questions. In recent days, we read pieces by experts predicting everything from no recession and a new normal of interest rates in the current range to a hard landing (soon) leading to lower interest rates. Honestly, we don’t know the answers either and are distrustful of anyone who proclaims they have it all figured out.

Rather than making guesses about near-term conditions, our plan is to keep following our quality/value investing process. We want to own shares in 25 to 30 companies that we believe can post better-than-average stock performance over the medium to long term. To do this, we must keep studying our holdings and regularly retest our thesis on each firm.

Simultaneously, we continue to learn about potential new investments. Occasionally, we take advantage of what we believe are quality, but mispriced securities and make purchases. Our goal is to carefully study a limited number of what we deem to be excellent enterprises so that we can make the right portfolio decisions that ideally lead to impressive long-term results.

Thank you for investing with us and for your ongoing trust. We will continue to work diligently on your behalf.

FAM SMALL CAP FUND

TOP 5 CONTRIBUTORS AND DETRACTORS*
12/31/2022 TO 6/30/2023

Top 5 Contributors

Name	Average Weight (%)	Contribution (%)
Dream Finders Homes	2.04%	2.32%
SPS Commerce	3.40%	1.45%
Penske Automotive Group	3.23%	1.23%
SiteOne Landscape Supply	3.26%	1.19%
Frontdoor	2.25%	0.97%

This reflects the FAM Small Cap Focus Fund’s best and worst performers, in descending order, based on individual stock performance and portfolio weighting. Past performance does not indicate future results.

Top 5 Detractors

Name	Average Weight (%)	Contribution (%)
Boston Omaha Corp.	3.00%	-1.02%
Pinnacle Financial Partners	3.40%	-0.89%
ExlService Holdings	6.63%	-0.76%
Trisura Group	3.80%	-0.65%
Cass Information Systems	2.96%	-0.43%

Past performance does not indicate future results.

Andrew F. Boord	Kevin D. Gioia, CFA
Portfolio Manager	Portfolio Manager

The opinions expressed herein are those of the portfolio managers as of the date of the report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

*	Reflects top contributors and top detractors to the fund’s performance based on each holding’s contribution to the overall fund’s return for the period shown. The information provided does not reflect all positions purchased, sold or recommended for advisory clients during the period shown. It should not be assumed that future investments will be profitable or will equal the performance of the security examples discussed. Past performance is no guarantee, nor is it indicative, of future results. For more detailed information on the calculation and methodology as well as a complete list of every holding’s contribution to the overall fund’s performance during the time period shown, please call (800) 932-3271 or visit the fund’s website at famfunds.com. Portfolio composition will change due to ongoing management of the fund. References to individual securities are for informational purposes only and should not be construed as an offer or a recommendation, by the fund, the portfolio managers, or the fund’s distributor, to purchase or sell any

FAM SMALL CAP FUND

security or other financial instrument. The summary is not advice, a recommendation or an offer to enter into any transaction with Fenimore or any of its affiliated funds. The portfolio holdings are as of the most recent quarter.

FAM SMALL CAP FUND

TOP 10 HOLDINGS
AS OF 6/30/2023

FAM SMALL CAP FUND	% OF NET ASSETS
CBIZ	6.75%
ExlService Holdings	5.85%
Colliers International Group	4.20%
SPS Commerce	4.09%
Hostess Brands	4.08%
Trisura Group	3.89%
Landstar System	3.86%
Chemed Corp.	3.75%
Penske Automotive Group	3.68%
Choice Hotels International	3.67%
Total Net Assets	$ 328,534,361

The portfolios are actively managed and current holdings may be different.

AVERAGE ANNUAL TOTAL RETURNS
AS OF 6/30/2023

	Since Inception	10 Year	5 Year	3 Year	1 Year	Total Fund Operating Expenses*
FAM SMALL CAP FUND INVESTOR CLASS (3/1/12)	10.87%	9.63%	8.22%	17.45%	15.18%	1.26% (gross) 1.26%* (net)
INSTITUTIONAL CLASS (1/1/16)	10.96%	9.72%	8.34%	17.58%	15.33%	1.16% (gross) 1.16%* (net)
RUSSELL 2000 INDEX	9.17%	8.26%	4.21%	10.82%	12.31%	N/A

The performance data quoted represents past performance.

PERFORMANCE DISCLOSURES

Performance data quoted above is historical. Past performance is not indicative of future results, current performance may be higher or lower than the performance data quoted. Investment returns may fluctuate; the value of your investment upon redemption may be more or less than the initial amount invested. All returns are net of expenses. To obtain performance data that is current to the most recent month-end for each fund as well as other information on the FAM Funds, please go to fenimoreasset.com or call (800) 932-3271.

Please consider a fund’s investment objectives, risks, charges and expenses carefully before investing. The FAM Funds prospectus or summary prospectus contains this and other important information about each Fund and should be read carefully before you invest or send money. To obtain a prospectus or summary prospectus for each fund as well as other information on the FAM Funds, please go to fenimoreasset.com or call (800) 932-3271.

IMPORTANT RISK INFORMATION

Risk Disclosures: The principal risks of investing in the fund are: stock market risk (stocks fluctuate in response to the activities of individual companies and to general stock market and economic conditions), stock selection risk (Fenimore utilizes a value approach to stock selection and there is risk that the stocks selected may not

FAM SMALL CAP FUND

realize their intrinsic value, or their price may go down over time), and small-cap risk (prices of small-cap companies can fluctuate more than the stocks of larger companies and may not correspond to changes in the stock market in general).

This presentation was prepared by Fenimore Asset Management, Inc. (“Fenimore”). Neither this presentation nor any of its contents may be distributed or used for any other purpose without the prior written consent of Fenimore.

In part, the purpose of this presentation is to provide investors with an update on financial market conditions. The description of certain aspects of the market herein is a condensed summary only. This summary does not purport to be complete and no obligation to update or otherwise revise such information is being assumed. These materials are provided for informational purposes only and are not otherwise intended as an offer to sell, or the solicitation of an offer to purchase, any security or other financial instrument. This summary is not advice, a recommendation or an offer to enter into any transaction with Fenimore or any of their affiliated funds.

This presentation may contain statements based on the current beliefs and expectations of Fenimore’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

Any references herein to any of Fenimore’s past or present investments, portfolio characteristics, or performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profitable or that any future investments will be profitable or will equal the performance of these investments. There can be no guarantee that the investment objectives of Fenimore will be achieved. Any investment entails a risk of loss. Unless otherwise noted, information included herein is presented as of the date indicated on the cover page and may change at any time without notice.

*	FAM Small Cap Fund Disclosure: The Fund’s total annual operating expense ratio as stated in the fee table of the Fund’s most recent prospectus is 1.26% for the Investor Class. The Fund’s total annual operating expense ratio as stated in the fee table of the Fund’s most recent prospectus is 1.16% for the Institutional Class. When excluding Acquired Funds Fees and Expenses, which are not direct costs paid by the Fund’s shareholders and fee waivers, the total annual operating expense as reported in the FAM Small Cap Fund’s audited financial statements for the Investor Class is 1.25% and the Institutional Class is 1.15% as of December 31, 2022. The Advisor has contractually agreed, until May 1, 2024, to waive fees and/or reimburse the Fund certain expenses (excluding interest, taxes, brokerage costs, Acquired Fund Fees and Expenses, dividend expense and extraordinary expenses) to the extent necessary to cap Net Fund Operating Expenses for Investor Shares at 1.42% and Institutional Shares at 1.20%.

Institutional Class shares became available for sale on January 1, 2016. For performance prior to that date, this table includes the actual performance of the Fund’s Investor Class (and uses the Fund’s Investor Class’ actual expenses), without adjustment. The performance results shown for the periods prior to January 1, 2016, the date of commencement of operations for Institutional Shares, are for the Investor Shares, which are subject to higher fees due to differences in the shareholder administrative services fees and certain other fees paid by each class. Institutional Shares and Investor Shares would have substantially similar performance results because the shares of each class are invested in the same portfolio securities of the Fund. Because of the difference in the level of fees paid by Investor Shares, the returns for the Investor Shares will be lower than the returns of the Institutional Shares

FAM SMALL CAP FUND — Portfolio Data
June 30, 2023 (Unaudited)

COMPOSITION OF NET ASSETS
Banks	8.7%
IT Services	8.5%
Money Market Funds	7.9%
Real Estate Management & Development	7.6%
Food Products	7.1%
Professional Services	6.7%
Software	6.5%
Specialty Retail	6.2%
Insurance	6.0%
Diversified Consumer Services	4.7%
Road & Rail	3.8%
Health Care Facilities & Services	3.7%
Hotels, Restaurants & Leisure	3.7%
Trading, Companies & Distributors	3.6%
Gas Utilities	3.3%
Machinery	3.3%
Real Estate Owners & Developers	3.2%
Multi-Line Retail	2.7%
Media	2.5%
Other	0.3%

Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “Commission”) as of the end of the first and third quarters of each fiscal year as an exhibit to Form N-PORT; (ii) the complete listing is available on the Commission’s website at www.sec.gov; and (iii) the Fund makes the exhibit to Form N-PORT available to shareholders at fenimoreasset.com, or upon request, by calling FAM FUNDS at 1-800-932-3271.

FAM SMALL CAP FUND — Schedule of Investments
June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 91.8%
Banks — 8.7%
Home BancShares, Inc.	412,135	$9,396,678
Pinnacle Financial Partners, Inc.	184,100	10,429,265
SouthState Corporation	134,606	8,857,075
		28,683,018
Diversified Consumer Services — 4.7%
Carriage Services, Inc.	230,333	7,478,913
Frontdoor, Inc. (a)	249,205	7,949,639
		15,428,552
Food Products — 7.1%
Hostess Brands, Inc. (a)	527,862	13,365,466
Nomad Foods Ltd. (a)	567,510	9,942,775
		23,308,241
Gas Utilities — 3.3%
Brookfield Infrastructure Corporation - Class A	236,415	10,775,796
Health Care Facilities & Services — 3.7%
Chemed Corporation	22,655	12,271,534
Hotels, Restaurants & Leisure — 3.7%
Choice Hotels International, Inc.	102,300	12,022,296
Insurance — 6.0%
Hagerty, Inc. - Class A (a)	729,259	6,825,864
Trisura Group Ltd. (a)	448,480	12,733,341
		19,559,205
IT Services — 8.5%
Cass Information Systems, Inc.	222,645	8,634,173
ExlService Holdings, Inc. (a)	126,894	19,168,607
		27,802,780
Machinery — 3.3%
Franklin Electric Company, Inc.	104,500	10,753,050
Media — 2.5%
Boston Omaha Corporation - Class A (a)	438,800	8,258,216
Multi-Line Retail — 2.7%
Ollie’s Bargain Outlet Holdings, Inc. (a)	150,550	8,721,361
Professional Services — 6.7%
CBIZ, Inc. (a)	415,227	22,123,295
Real Estate Management & Development — 7.6%
Colliers International Group, Inc.	140,211	13,767,318
FirstService Corporation	72,534	11,176,764
		24,944,082
Real Estate Owners & Developers — 3.2%
Dream Finders Homes, Inc. - Class A (a)	430,000	10,573,700

See Notes to Financial Statements

FAM SMALL CAP FUND — Schedule of Investments Continued
June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 91.8% (Continued)
Road & Rail — 3.8%
Landstar System, Inc.	65,700	$12,649,878
Software — 6.5%
Descartes Systems Group, Inc. (The) (a)	101,200	8,107,132
SPS Commerce, Inc. (a)	69,800	13,405,788
		21,512,920
Specialty Retail — 6.2%
Floor & Decor Holdings, Inc. - Class A (a)	80,558	8,374,810
Penske Automotive Group, Inc.	72,319	12,050,515
		20,425,325
Trading Companies & Distributors — 3.6%
SiteOne Landscape Supply, Inc. (a)	70,614	11,817,959

Total Common Stocks (Cost $188,503,230)		$301,631,208

MONEY MARKET FUNDS — 7.9%
Invesco Treasury Portfolio - Institutional Class, 5.05% (b) (Cost $25,913,055)	25,913,055	$25,913,055

Total Investments at Value — 99.7% (Cost $214,416,285)		$327,544,263

Other Assets in Excess of Liabilities — 0.3%		990,098

Net Assets — 100.0%		$328,534,361

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of June 30, 2023.

See Notes to Financial Statements

FAM FUNDS — Statements of Assets and Liabilities	June 30, 2023 (Unaudited)

		FAM
	FAM	Dividend	FAM
	Value	Focus	Small Cap
	Fund	Fund	Fund
Assets
Investments in securities:
Investments in securities, at cost	$577,804,896	$317,032,516	$214,416,285
Investments in securities, at value	1,523,217,582	611,134,212	327,544,263
Cash	108,240	—	—
Receivable for Fund shares sold	162,431	49,740	94,379
Receivable for Securities sold	—	—	1,379,027
Dividends receivable	1,115,948	574,787	137,013
Other assets	24,858	18,286	20,147
Total Assets	1,524,629,059	611,777,025	329,174,829
Liabilities
Payable for Fund shares redeemed	137,757	36,698	296,026
Accrued investment advisory fees	1,072,220	430,644	236,457
Accrued shareholder servicing and fund accounting fees	188,945	59,640	28,681
Accrued business management and administrative fees	160,207	94,827	44,150
Accrued trustee fees	10,444	10,444	10,444
Accrued expenses	73,354	29,889	24,710
Total Liabilities	1,642,927	662,142	640,468
Net Assets	$1,522,986,132	$611,114,883	$328,534,361

Net Assets Consist of:
Paid-in capital	$542,044,926	$314,506,060	$214,886,411
Accumulated earnings	980,941,206	296,608,823	113,647,950
Net Assets	$1,522,986,132	$611,114,883	$328,534,361

Net asset value and offering price per share
Net assets - Investor Shares	$1,489,044,442	$611,114,883	$199,742,650
Net assets - Institutional Shares	$33,941,690	N/A	$128,791,711
Shares outstanding - Investor Shares	16,828,931	12,309,456	8,262,721
Shares outstanding - Institutional Shares	380,772	N/A	5,277,036
Net Asset Value, offering and Redemption Price per share (unlimited shares of beneficial interest authorized at $0.001 par value)
Investor Shares	$88.48	$49.65	$24.17
Institutional Shares	$89.14	N/A	$24.41

See Notes to Financial Statements

FAM FUNDS — Statements of Operations	Six Months Ended June 30, 2023 (Unaudited)

		FAM
	FAM	Dividend	FAM
	Value	Focus	Small Cap
	Fund	Fund	Fund
Investment Income
Dividends	$10,220,583	$4,709,930	$1,680,797
Foreign withholding taxes on dividends	(71,629)	—	(34,671)
Total Investment Income	10,148,954	4,709,930	1,646,126
Expenses
Investment advisory fees (Note 2)	6,546,632	2,552,896	1,384,357
Shareholder servicing fees (Note 2)
Investor shares	621,604	161,889	64,944
Institutional shares	3	—	4,213
Fund accounting fees (Note 2)
Investor shares	496,561	199,080	68,478
Institutional shares	12,177	—	39,164
Shareholder administrative fees (Note 2)
Investor shares	321,908	281,864	91,164
Institutional shares	8,810	—	23,128
Business management fees (Note 2)	219,231	85,800	46,396
Legal fees	106,566	41,265	22,248
Custodian and bank servicing fees	63,060	26,225	15,692
Trustee’s fees and expenses	33,816	33,816	33,816
Registration and filing fees	23,567	19,216	23,816
Compliance services fees (Note 2)	10,000	10,000	10,000
Audit and tax services fees	13,000	6,500	6,500
Shareholder reporting expenses	13,302	5,789	5,985
Other	57,390	26,135	18,386
Total Expenses	8,547,627	3,450,475	1,858,287
Fee reductions by Advisor (Note 2)	(26,987)	—	—
Net Expenses	8,520,640	3,450,475	1,858,287
Net Investment Income (Loss)	1,628,314	1,259,455	(212,161)
Realized and Unrealized Gains on Investments
Net realized gains on investments	33,900,206	2,192,176	732,133
Net change in unrealized appreciation on investments	67,735,001	57,048,563	31,374,763
Net Realized and Unrealized Gains	101,635,207	59,240,739	32,106,896
Net Increase in Net Assets From Operations	$103,263,521	$60,500,194	$31,894,735

See Notes to Financial Statements

FAM FUNDS — Statements of Changes in Net Assets

	FAM Value Fund
	Six Months Ended	Year Ended
	June 30, 2023	December 31,
	(Unaudited)	2022
Change in Net Assets
From Operations
Net investment income	$1,628,314	$2,540,068
Net realized gains on investments	33,900,206	48,715,684
Net change in unrealized appreciation (depreciation) on investments	67,735,001	(295,666,679)
Net increase (decrease) in net assets resulting from operations	103,263,521	(244,410,927)

Distributions to shareholders from (Note 5):
Distributable earnings - Investor Shares	—	(49,929,802)
Distributable earnings - Institutional Shares	—	(1,360,511)
Total distributions	—	(51,290,313)

Capital share transactions (Note 3)	(22,611,808)	3,976,597
Total increase (decrease) in net assets	80,651,713	(291,724,643)

Net Assets
Beginning of period	1,442,334,419	1,734,059,062
End of period	$1,522,986,132	$1,442,334,419

See Notes to Financial Statements

FAM FUNDS — Statements of Changes in Net Assets

	FAM Dividend Focus Fund
	Six Months Ended	Year Ended
	June 30, 2023	December 31,
	(Unaudited)	2022
Change in Net Assets
From Operations
Net investment income	$1,259,455	$973,125
Net realized gains on investments	2,192,176	6,424,037
Net change in unrealized appreciation (depreciation) on investments	57,048,563	(97,334,004)
Net increase (decrease) in net assets resulting from operations	60,500,194	(89,936,842)

Distributions to shareholders from (Note 5):
Distributable earnings - Investor Shares	(944,504)	(7,537,372)

Capital share transactions (Note 3)	(7,566,726)	(7,625,011)
Total increase (decrease) in net assets	51,988,964	(105,099,225)

Net Assets
Beginning of period	559,125,919	664,225,144
End of period	$611,114,883	$559,125,919

See Notes to Financial Statements

FAM FUNDS — Statements of Changes in Net Assets

	FAM Small Cap Fund
	Six Months Ended	Year Ended
	June 30, 2023	December 31,
	(Unaudited)	2022
Change in Net Assets
From Operations
Net investment loss	$(212,161)	$(1,417,521)
Net realized gains on investments	732,133	1,023,844
Net change in unrealized appreciation (depreciation) on investments	31,374,763	(40,610,580)
Net increase (decrease) in net assets resulting from operations	31,894,735	(41,004,257)

Distributions to shareholders from (Note 5):
Distributable earnings - Investor Shares	—	(666,126)
Distributable earnings - Institutional Shares	—	(357,753)
Total distributions	—	(1,023,879)

Capital share transactions (Note 3)	9,597,613	11,068,998
Total increase (decrease) in net assets	41,492,348	(30,959,138)

Net Assets
Beginning of period	287,042,013	318,001,151
End of period	$328,534,361	$287,042,013

See Notes to Financial Statements

FAM FUNDS — Notes to Financial Statements (Unaudited)

Note 1.  Nature of Business and Summary of Significant Accounting Policies

FAM Value Fund, FAM Dividend Focus Fund and FAM Small Cap Fund (individually a “Fund”, and collectively, the “Funds”) are each a series of Fenimore Asset Management Trust, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

Each Fund is authorized to issue two classes of shares: Investor Shares and Institutional Shares. The Investor Shares and the Institutional Shares represent interests in the same portfolio of investments in each Fund, however, each class of shares is subject to different expenses and have different investment minimums. Each share class has exclusive voting rights with respect to matters that affect just that class of shares. As of the date of this report, Institutional Shares of the FAM Dividend Focus Fund are not currently offered.

The investment objective of the FAM Value Fund is to maximize long-term return on capital. The investment objective of the FAM Dividend Focus Fund is to provide current income and long-term capital appreciation from investing primarily in income-producing equity securities. The investment objective of the FAM Small Cap Fund is to maximize long-term return on capital.

Each Fund is an investment company and accordingly follows accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.” The following is a summary of each Fund’s significant accounting policies, which are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and followed by the Funds in the preparation of their financial statements.

a)	Valuation of Securities

Each Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange, Inc. (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day that the NYSE is open for business. Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sale price or the NASDAQ official closing price. Securities for which no sale was reported, over-the-counter securities, and securities for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by Fenimore Asset Management, Inc. (the “Advisor”), as the Funds’ Valuation Designee, pursuant to Rule 2a-5 under the 1940 Act. Investments in other open-end investment companies, including money market funds, are valued at their net asset value (“NAV”) as reported by such companies.

GAAP establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs).

These inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for identical securities in inactive markets and quoted prices for similar securities)

Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board of Trustees. Factors which may be considered when determining the value of a security include (a) the fundamental data relating to the investment; (b) an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; (c) the market value at date of purchase; (d) information as to any transactions or offers with respect to the security or comparable securities; and (e) any other relevant matters.

FAM FUNDS — Notes to Financial Statements (Unaudited)

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of each Fund’s investments and the inputs used to value the investments as of June 30, 2023:

FAM Value Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$1,462,070,987	$—	$—	$1,462,070,987
Money Market Funds	61,146,595	—	—	61,146,595

Total	$1,523,217,582	$—	$—	$1,523,217,582

FAM Dividend Focus Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$586,194,825	$—	$—	$586,194,825
Money Market Funds	24,939,387	—	—	24,939,387

Total	$611,134,212	$—	$—	$611,134,212

FAM Small Cap Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$301,631,208	$—	$—	$301,631,208
Money Market Funds	25,913,055	—	—	25,913,055

Total	$327,544,263	$—	$—	$327,544,263

The Funds did not hold any derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the six months ended June 30, 2023.

Refer to each Fund’s Schedule of Investments to view securities segregated by industry type.

b)	Investment Transactions

Investment transactions are recorded on trade date. Realized gains and losses on investments sold are determined on the basis of identified cost.

c)	Investment Income

Interest income, if any, is accrued as earned, and dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends, if any, have been recorded in accordance with the Trust’s understanding of the applicable country’s tax rules and tax rates. Non-cash dividends are included in dividend income on the ex-dividend date at the fair market value of the shares received. The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation (depreciation) and realized gain (loss) on investments as necessary once the issuers provide information about the composition of the distributions.

FAM FUNDS — Notes to Financial Statements (Unaudited)

d)	Share Valuation

The NAV per share of each Class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that Class, less liabilities attributable to that Class, by the number of shares of that Class outstanding.

e)	Distributions to Shareholders

Dividends from net investment income are declared and paid quarterly by the FAM Dividend Focus Fund, if applicable. Dividends from net investment income, if any, are declared and paid on an annual basis by each of the FAM Value Fund and FAM Small Cap Fund. Dividends are declared separately for each share class. No share class has preferential dividend rights; differences in per share rates are due to differences in the expenses of each share class.

Net realized capital gains, if any, are distributed at least annually for each of the Funds. Distributions from net investment income and from net realized capital gains are determined in accordance with U.S. income tax regulations, which may differ from GAAP. Permanent book and tax basis differences, if any, are reclassified among the components of net assets. Dividends and distributions to shareholders are recorded on the ex-dividend date.

f)	Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income or excise tax is required.

GAAP requires uncertain tax positions to be recognized, measured, presented and disclosed in the financial statements. For the six months ended June 30, 2023, management has evaluated the tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained upon review by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax expense in the current year. Based on its evaluation, management has determined that no liability for unrecognized tax expense is required. The current tax year and all open tax years (generally, three years) remain subject to examination by U.S. and New York taxing authorities. No examination of the Funds’ tax filings is presently in progress.

g)	Common Expenses

Expenses of the Trust not attributable solely to one of the Funds are allocated among the Funds based on relative net assets of each Fund or the nature of the expense and the relative applicability to each Fund.

h)	Allocation between Classes

Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each Class of a Fund based upon its proportionate share of total net assets of that Fund. Class-specific expenses are charged directly to the Class incurring the expense. Common expenses which are not attributable to a specific Class are allocated daily to each Class of shares of a Fund based upon its proportionate share of total net assets of that Fund.

i)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

FAM FUNDS — Notes to Financial Statements (Unaudited)

Note 2.  Investment Advisory Fees and Other Transactions with Affiliates

Investment Advisory Agreement

Under an Investment Advisory Agreement, each Fund pays an investment advisory fee to the Advisor equal, on an annual basis, to 0.90% of its average daily net assets. In addition, under a Business Management Agreement, each Fund pays a business management fee to the Advisor equal, on an annual basis, to 0.03% of its average daily net assets. During the six months ended June 30, 2023, the Adviser earned $6,546,632, $2,552,896 and $1,384,357 of fees under the Investment Advisory Agreement for FAM Value Fund, FAM Dividend Focus Fund and FAM Small Cap Fund, respectively and earned $219,231, $85,800 and $46,396 of fees under the Business Management Agreement for FAM Value Fund, FAM Dividend Focus Fund and FAM Small Cap Fund, respectively.

Expense Limitation Agreement

Pursuant to an Expense Limitation Agreement (the “ELA”) entered into between the Advisor and the Trust, on behalf of each Fund, the Advisor has contractually agreed, until May 1, 2024, to reduce its fees and/or reimburse certain expenses (excluding interest, taxes, brokerage costs, Acquired Fund Fees and Expenses, dividend expense, litigation, indemnification or extraordinary expenses) to the extent necessary to maintain annual operating expenses of each class of shares of each of the Funds as follows: for the Investor Shares: 1.18% for FAM Value Fund, 1.26% for FAM Dividend Focus Fund and 1.42% for FAM Small Cap Fund; and for the Institutional Shares: 0.99% for FAM Value Fund, 1.10% for FAM Dividend Focus Fund and 1.20% for FAM Small Cap Fund.

During the six months ended June 30, 2023, pursuant to the terms of the ELA, the Advisor reduced its fees for FAM Value Fund in the amount of $26,987. The FAM Dividend Focus Fund and the FAM Small Cap Fund did not have any advisory fee reductions during the six months ended June 30, 2023.

The Advisor may be reimbursed by the Funds for any fees waived pursuant to the ELA if such payment is made within three years of the fee waiver and does not cause the total annual Fund operating expenses after fee waiver (excluding interest, taxes, brokerage costs, Acquired Fund Fees and Expenses, dividend expense, litigation, indemnification or extraordinary expenses) of the Funds to exceed the lesser of (i) the then-current expense limit and (ii) the expense limit in place at the time the waiver. The FAM Dividend Focused Fund and FAM Small Cap Fund do not have fees that the Advisor may recoup. As of June 30, 2023, the amounts of previously reduced fees that the Advisor may recoup from the FAM Value Fund are shown below, along with the expiration dates of such recoupments:

	2023	2024	2025	2026	Total
FAM Value Fund	$104,548	$59,466	$64,452	$26,987	$255,453

During the six months ended June 30, 2023, FAM Value Fund recouped $0 of prior years’ investment advisory fee reductions.

Shareholder Administration Services

The Funds have adopted Shareholder Administrative Services Plans (the “Plans”) for each class of shares pursuant to which each Fund may pay shareholder administrative servicing fees to the Advisor and to financial intermediaries for providing, or arranging for the provision of, certain types of shareholder administrative services to shareholders of each respective class of shares that are serviced by the Advisor, affiliates of the Advisor or the financial intermediary. Pursuant to the Shareholder Administrative Services Plan for Investor Shares, the Investor Shares of each Fund may pay shareholder administrative servicing fees of up to 0.25% per annum of the average daily net assets allocable to Investor Shares of each respective Fund; and pursuant to the Shareholder Administrative Services Plan for Institutional Shares, the Institutional Shares of each Fund may pay shareholder administrative servicing fees of up to 0.15% per annum of the average daily net assets allocable to Institutional Shares of each respective Fund.

FAM FUNDS — Notes to Financial Statements (Unaudited)

For the six months ended June 30, 2023, shareholder administrative fees incurred pursuant to the Plans were as follows:

FAM Value Fund	$330,718
FAM Dividend Focus Fund	$281,864
FAM Small Cap Fund	$114,292

Shareholder Account Services

Pursuant to the terms of the Shareholder Account Services Agreement between the Funds and the Advisor, for the purpose of providing or procuring shareholder account services, with respect to the Investor Shares of the Funds, the Advisor receives a fee at the annual rate of 0.11% of the average daily net assets allocable to the Investor Shares of each Fund, and, pursuant to the terms of the Shareholder Account Services Agreement between the Funds and the Advisor with respect to the Institutional Shares of the Funds, the Advisor receives a fee at the annual rate of 0.03% of the average daily net assets allocable to the Institutional Shares of each Fund. For the six months ended June 30, 2023, shareholder account servicing fees incurred by the Funds to the Advisor were as follows:

FAM Value Fund	$621,607
FAM Dividend Focus Fund	$161,889
FAM Small Cap Fund	$69,157

Fund Accounting

The Advisor serves as the fund accounting agent and receives a fee at the annual rate of 0.07% of average daily net assets of each Fund’s Investor Shares and daily net assets of each Fund’s Institutional Shares. For the six months ended June 30, 2023, the Funds’ fund accounting fees incurred to the Advisor amounted to:

FAM Value Fund	$508,738
FAM Dividend Focus Fund	$199,080
FAM Small Cap Fund	$107,642

Distribution Agreement

Fenimore Securities, Inc. (“FSI”), a company also under common control with the Advisor, acts as distributor of the Funds’ shares. FSI receives no compensation for providing distribution services from the Funds.

Compliance

Ultimus Fund Solutions, LLC (“Ultimus”) provides the Chief Compliance Officer to the Funds, as well as certain additional compliance support functions. The Funds pay Ultimus fees in accordance with the agreement for such services. During the six months ended June 30, 2023, the fee paid by each Fund for such services was $10,000.

Other

The Advisor has entered into a Master Services Agreement with Ultimus, pursuant to which Ultimus provides day-to-day operational services to each Fund including, but not limited to, accounting, administrative, co-transfer agency services and recordkeeping services. The fees payable to Ultimus are paid by the Advisor (not the Funds).

Trustee Fees

Trustees of the Funds not employed by the Advisor (“Independent Trustee”) receive from the Funds an annual fee of $29,000 paid in quarterly installments and are reimbursed for all out-of-pocket expenses related to attendance at such meetings. The Independent Chair is entitled to receive up to an additional $10,000 annual retainer. The Chairs of the Audit Committee and the Nominating and Corporate Governance Committee are each entitled to receive a $2,000 annual retainer.

FAM FUNDS — Notes to Financial Statements (Unaudited)

A Trustee and certain officers of the Trust are also officers or employees of the Advisor, FSI, or Ultimus, as applicable and are not compensated by the Funds for servicing in such capacities.

Note 3.  Shares of Beneficial Interest

At June 30, 2023, an unlimited number of shares of beneficial interest ($0.001 par value) of each Fund were authorized.

Transactions for each Fund are as follows:

	Six Months Ended		Year Ended
	June 30, 2023		December 31, 2022
FAM Value Fund
	Shares	Amount	Shares	Amount
Investor Shares
Shares Sold	233,534	$19,743,497	495,656	$43,039,765
Shares Issued on reinvestment of distributions	—	—	565,216	46,879,075
Shares redeemed	(445,362)	(37,555,376)	(901,579)	(77,851,561)

Investor Share Transactions	(211,828)	$(17,811,879)	159,293	$12,067,279

Institutional Shares
Shares Sold	10,104	$860,663	58,755	$5,037,269
Shares Issued on reinvestment of distributions	—	—	13,130	1,095,957
Shares redeemed	(66,295)	(5,660,592)	(163,269)	(14,223,908)

Institutional Share Transactions	(56,191)	$(4,799,929)	(91,384)	$(8,090,682)

Net increase (decrease) from capital transactions	(268,019)	$(22,611,808)	67,909	$3,976,597

	Six Months Ended		Year Ended
	June 30, 2023		December 31, 2022
FAM Dividend Focus Fund
	Shares	Amount	Shares	Amount
Investor Shares
Shares Sold	801,776	$37,230,445	1,535,850	$70,703,802
Shares Issued on reinvestment of distributions	18,337	879,484	158,085	7,138,019
Shares redeemed	(982,686)	(45,676,655)	(1,878,946)	(85,466,832)

Net decrease from capital transactions	(162,573)	$(7,566,726)	(185,011)	$(7,625,011)

FAM FUNDS — Notes to Financial Statements (Unaudited)

	Six Months Ended		Year Ended
	June 30, 2023		December 31, 2022
FAM Small Cap Fund
	Shares	Amount	Shares	Amount
Investor Shares
Shares Sold	528,304	$12,241,019	995,082	$22,600,828
Shares Issued on reinvestment of distributions	—	—	29,635	649,249
Shares redeemed	(814,183)	(19,270,482)	(1,028,897)	(23,152,451)

Investor Share Transactions	(285,879)	$(7,029,463)	(4,180)	$97,626

Institutional Shares
Shares Sold	778,025	$18,622,540	1,094,540	$25,609,288
Shares Issued on reinvestment of distributions	—	—	13,392	296,047
Shares redeemed	(84,599)	(1,995,464)	(672,352)	(14,933,963)

Institutional Share Transactions	693,426	$16,627,076	435,580	$10,971,372

Net increase from capital transactions	407,547	$9,597,613	431,400	$11,068,998

Note 4.  Investment Transactions

During the six months ended June 30, 2023, purchases and sales of investment securities, other than short-term obligations, were:

	Purchases	Sales
FAM Value Fund	$41,121,512	$67,236,796
FAM Dividend Focus Fund	9,003,141	15,345,893
FAM Small Cap Fund	6,104,165	10,213,641

Note 5.  Income Taxes and Distributions to Shareholders

The tax composition of dividends and distributions paid to shareholders during the periods ended June 30, 2023 and December 31, 2022 was:

			FAM Dividend
	FAM Value Fund		Focus Fund		FAM Small Cap Fund
	2023	2022	2023	2022	2023	2022
Distributions paid from:
Ordinary income	$—	$2,573,934	$944,504	$1,200,728	$—	$—
Long-term capital gains	—	48,716,379	—	6,336,644	—	1,023,879

Total Distributions	$—	$51,290,313	$944,504	$7,537,372	$—	$1,023,879

FAM FUNDS — Notes to Financial Statements (Unaudited)

The following information is computed on a tax basis for each item as of June 30, 2023:

		FAM Dividend	FAM Small
	FAM Value Fund	Focus Fund	Cap Fund
Tax cost of investments	$577,804,896	$322,023,658	$205,420,191

Gross unrealized appreciation	$985,964,723	$296,135,924	$120,059,423
Gross unrealized depreciation	(40,552,037)	(2,034,228)	(6,931,445)

Net unrealized appreciation	945,412,686	294,101,696	113,127,978
Accumulated ordinary income (loss)	1,628,314	314,951	(212,161)
Other gains	33,900,206	2,192,176	732,133

Accumulated earnings	$980,941,206	$296,608,823	$113,647,950

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses on the Statement of Operations. During the six months ended June 30, 2023, the Funds did not incur any interest or penalties.

Note 6.  Line of Credit

FAM Value Fund, FAM Dividend Focus Fund and FAM Small Cap Fund each have a line of credit up to 33 1/3% of its net assets, with a maximum of $155,000,000, $60,000,000, and $30,000,000, respectively.

Borrowings under the agreement bear interest at the prime rate as announced by the lending bank. The line of credit is still available through November 21, 2023, when any advances are to be repaid. During the six months ended June 30, 2023, no amounts were drawn from the available lines.

Note 7.  Commitments and Contingencies

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

Note 8.  Subsequent Events

Management has evaluated subsequent events through the date these financial statements were available to be issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

FAM FUNDS — Notes to Financial Statements (Unaudited)

Note 9.  Financial Highlights

FAM Value Fund
(Investor Shares)

	Six Months
	Ended
Per share information	June 30,
(For a share outstanding	2023		Years Ended December 31,
throughout each period)	(Unaudited)		2022	2021		2020	2019	2018
Net asset value, beginning of period	$82.51		$99.58	$83.23		$80.83	$66.24	$73.52
Income (loss) from investment operations:
Net investment income (loss)(a)	0.09		0.14	0.02		(0.06)	(0.02)	0.07
Net realized and unrealized gains (losses) on investments	5.88		(14.18)	21.30		5.53	20.11	(4.64)
Total from investment operations	5.97		(14.04)	21.32		5.47	20.09	(4.57)
Less distributions from:
Net investment income	—		(0.15)	(0.02)		—	—	(0.07)
Net realized gains	—		(2.88)	(4.95)		(3.07)	(5.50)	(2.64)
Return of capital	—		—	(0.00	) (b)	—	—	—
Total distributions	0.00		(3.03)	(4.97)		(3.07)	(5.50)	(2.71)
Change in net asset value for the period	$5.97		$(17.07)	$16.35		$2.40	$14.59	$(7.28)
Net asset value, end of period	$88.48		$82.51	$99.58		$83.23	$80.83	$66.24
Total return(c)	7.24	% (d)	(14.12%)	25.63%		6.82%	30.32%	(6.18%)

Ratios/supplementary data
Net assets, end of period (000)	$1,489,044		$1,406,047	$1,681,118		$1,385,432	$1,377,473	$1,106,471
Ratios to average net assets of:
Expenses, total	1.18	% (e)	1.18%	1.18%		1.19%	1.19%	1.19%
Expenses, net (includes fees reduced by Advisor)	1.18	% (e)	1.18%	1.18%		1.18%	1.18%	1.18%
Net investment income (loss)	0.22	% (e)	0.17%	0.02%		(0.08%)	(0.03%)	0.09%
Portfolio turnover rate	3	% (d)	9%	6%		14%	7%	12%

(a)	Based on average shares outstanding.

(b)	Amount rounds to less than $0.01 per share.

(c)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Advisor had not reduced advisory fees (Note 2).

(d)	Not annualized.

(e)	Annualized.

FAM FUNDS — Notes to Financial Statements (Unaudited)

Note 9.  Financial Highlights

FAM Value Fund
(Institutional Shares)

	Six Months
	Ended
Per share information	June 30,
(For a share outstanding	2023		Years Ended December 31,
throughout each period)	(Unaudited)		2022	2021	2020	2019	2018
Net asset value, beginning of period	$83.04		$100.20	$83.71	$81.12	$66.34	$73.64
Income (loss) from investment operations:
Net investment income(a)	0.17		0.30	0.20	0.09	0.13	0.21
Net realized and unrealized gains (losses) on investments	5.93		(14.27)	21.44	5.57	20.15	(4.65)
Total from investment operations	6.10		(13.97)	21.64	5.66	20.28	(4.44)
Less distributions from:
Net investment income	—		(0.31)	(0.16)	—	—	(0.22)
Net realized gains	—		(2.88)	(4.95)	(3.07)	(5.50)	(2.64)
Return of capital	—		—	(0.04)	—	—	—
Total distributions	—		(3.19)	(5.15)	(3.07)	(5.50)	(2.86)
Change in net asset value for the period	$6.10		$(17.16)	$16.49	$2.59	$14.78	$(7.30)
Net asset value, end of period	$89.14		$83.04	$100.20	$83.71	$81.12	$66.34
Total return(b)	7.35	% (c)	(13.96%)	25.86%	7.03%	30.57%	(6.00%)

Ratios/supplementary data
Net assets, end of period (000)	$33,942		$36,287	$52,941	$42,444	$32,922	$25,933
Ratios to average net assets of:
Expenses, total	1.14	% (d)	1.14%	1.11%	1.11%	1.11%	1.10%
Expenses, net (includes fees reduced by Advisor)	0.99	% (d)	0.99%	0.99%	0.99%	0.99%	0.99%
Net investment income	0.40	% (d)	0.34%	0.21%	0.12%	0.16%	0.25%
Portfolio turnover rate	3	% (c)	9%	6%	14%	7%	12%

(a)	Based on average shares outstanding.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Advisor had not reduced advisory fees (Note 2).

(c)	Not annualized.

(d)	Annualized.

FAM FUNDS — Notes to Financial Statements (Unaudited)

Note 9.  Financial Highlights

FAM Dividend Focus Fund
(Investor Shares)

	Six Months
	Ended
Per share information	June 30,
(For a share outstanding	2023		Years Ended December 31,
throughout each period)	(Unaudited)		2022	2021	2020	2019	2018
Net asset value, beginning of period	$44.83		$52.48	$42.35	$38.26	$29.73	$30.11
Income (loss) from investment operations:
Net investment income(a)	0.10		0.08	0.01	0.11	0.22	0.22
Net realized and unrealized gains (losses) on investments	4.80		(7.12)	10.82	4.90	9.45	(0.20)
Total from investment operations	4.90		(7.04)	10.83	5.01	9.67	0.02
Less distributions from:
Net investment income	(0.08)		(0.09)	—	(0.11)	(0.21)	(0.25)
Net realized gains	—		(0.52)	(0.70)	(0.80)	(0.93)	(0.15)
Return of capital	—		—	—	(0.01)	—	—
Total distributions	(0.08)		(0.61)	(0.70)	(0.92)	(1.14)	(0.40)
Change in net asset value for the period	$4.82		$(7.65)	$10.13	$4.09	$8.53	$(0.38)
Net asset value, end of period	$49.65		$44.83	$52.48	$42.35	$38.26	$29.73
Total return(b)	10.93	% (c)	(13.42%)	25.57%	13.20%	32.56%	0.06%

Ratios/supplementary data
Net assets, end of period (000)	$611,115		$559,126	$664,225	$509,666	$454,617	$240,545
Ratios to average net assets of:
Expenses, total	1.22	% (d)	1.22%	1.22%	1.24%	1.24%	1.23%
Net investment income	0.44	% (d)	0.17%	0.02%	0.31%	0.61%	0.70%
Portfolio turnover rate	2	% (c)	4%	4%	25%	10%	18%

(a)	Based on average shares outstanding.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

FAM FUNDS — Notes to Financial Statements (Unaudited)

Note 9.  Financial Highlights

FAM Small Cap Fund
(Investor Shares)

	Six Months
	Ended
Per share information	June 30,
(For a share outstanding	2023		Years Ended December 31,
throughout each period)	(Unaudited)		2022	2021	2020	2019	2018
Net asset value, beginning of period	$21.79		$24.97	$20.83	$18.92	$14.98	$18.21
Income (loss) from investment operations:
Net investment loss(a)	(0.02)		(0.12)	(0.13)	(0.09)	(0.09)	(0.06)
Net realized and unrealized gains (losses) on investments	2.40		(2.98)	5.90	2.00	4.12	(1.67)
Total from investment operations	2.38		(3.10)	5.77	1.91	4.03	(1.73)
Less distributions from:
Net realized gains	—		(0.08)	(1.63)	—	(0.09)	(1.50)
Change in net asset value for the period	$2.38		$(3.18)	$4.14	$1.91	$3.94	$(3.23)
Net asset value, end of period	$24.17		$21.79	$24.97	$20.83	$18.92	$14.98
Total return(b)	10.92	% (c)	(12.42%)	27.72%	10.10%	26.89%	(9.37%)

Ratios/supplementary data
Net assets, end of period (000)	$199,743		$186,264	$213,588	$165,727	$139,788	$111,156
Ratios to average net assets of:
Expenses, total	1.25	% (d)	1.25%	1.26%	1.28%	1.28%	1.27%
Expenses, net (includes fees reduced/recouped by Advisor)	1.25	% (d)	1.25%	1.26%	1.28%	1.28%	1.28%
Net investment loss	(0.17	%) (d)	(0.52%)	(0.54%)	(0.55%)	(0.54%)	(0.33%)
Portfolio turnover rate	2	% (c)	15%	23%	16%	15%	31%

(a)	Based on average shares outstanding.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

FAM FUNDS — Notes to Financial Statements (Unaudited)

Note 9.  Financial Highlights

FAM Small Cap Fund
(Institutional Shares)

	Six Months
	Ended
Per share information	June 30,
(For a share outstanding	2023		Years Ended December 31,
throughout each period)	(Unaudited)		2022	2021	2020	2019	2018
Net asset value, beginning of period	$21.99		$25.17	$20.97	$19.02	$15.04	$18.26
Income (loss) from investment operations:
Net investment loss(a)	(0.01)		(0.09)	(0.11)	(0.08)	(0.08)	(0.04)
Net realized and unrealized gains (losses) on investments	2.43		(3.01)	5.94	2.03	4.15	(1.68)
Total from investment operations	2.42		(3.10)	5.83	1.95	4.07	(1.72)
Less distributions from:
Net realized gains	—		(0.08)	(1.63)	—	(0.09)	(1.50)
Change in net asset value for the period	$2.42		$(3.18)	$4.20	$1.95	$3.98	$(3.22)
Net asset value, end of period	$24.41		$21.99	$25.17	$20.97	$19.02	$15.04
Total return(b)	11.00	% (c)	(12.32%)	27.82%	10.25%	27.05%	(9.29%)

Ratios/supplementary data
Net assets, end of period (000)	$128,792		$100,778	$104,413	$77,023	$61,170	$36,664
Ratios to average net assets of:
Expenses, total	1.14	% (d)	1.15%	1.15%	1.18%	1.19%	1.16%
Expenses, net (includes fees reduced/recouped by Advisor)	1.14	% (d)	1.15%	1.15%	1.18%	1.19%	1.17%
Net investment loss	(0.07	%) (d)	(0.42%)	(0.43%)	(0.44%)	(0.45%)	(0.22%)
Portfolio turnover rate	2	% (c)	15%	23%	16%	15%	31%

(a)	Based on average shares outstanding.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

FAM FUNDS — Change in Independent Registered Public Accounting Firm (Unaudited)

On March 13, 2023, BBD LLP (“BBD”) ceased to serve as the independent registered public accounting firm of FAM Value Fund, FAM Dividend Focus Fund, and FAM Small Cap Fund (the “Funds”), each a series of FAM Funds. The Audit Committee of the Board of Trustees approved the replacement of BBD as a result of Cohen & Company, Ltd.’s (“Cohen”) acquisition of BBD’s Investment Management Group.

The report of BBD on the financial statements of the Funds as of and for the fiscal years ended 2022 and 2021 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles. During the fiscal years ended 2022 and 2021, and during the subsequent interim period through March 13, 2023: (i) there were no disagreements between the registrant and BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Funds for such years or interim period; and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On February 17, 2023, the Audit Committee of the Board of Trustees also recommended and approved the appointment of Cohen as the Funds’ independent registered public accounting firm for the fiscal year ending December 31, 2023.

During the fiscal years ended 2022 and 2021, and during the subsequent interim period through March 13, 2023, neither the registrant, nor anyone acting on its behalf, consulted with Cohen on behalf of the Funds regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Funds’ financial statements, or any matter that was either: (i) the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

FAM FUNDS — Expense Data (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees, shareholder servicing fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (January 1, 2023) and held until the end of the period (June 30, 2023). The table below illustrates each Fund’s ongoing costs in two ways:

Actual Expenses

The first line for each Fund in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each Fund in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical example of the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.

FAM FUNDS — Expense Data (Unaudited) Continued

	Beginning	Ending
	Account	Account	Net	Expenses
	Value	Value	Expense	Paid During
	01/01/2023	06/30/2023	Ratio	Period

FAM Value Fund
Investor Shares: Actual Return	$1,000.00	$1,072.40	1.18%	$6.06
Hypothetical 5% Return	$1,000.00	$1,018.94	1.18%	$5.91

FAM Value Fund
Institutional Shares: Actual Return	$1,000.00	$1,073.50	0.99%	$5.09
Hypothetical 5% Return	$1,000.00	$1,019.89	0.99%	$4.96

FAM Dividend Focus Fund
Investor Shares: Actual Return	$1,000.00	$1,109.30	1.22%	$6.38
Hypothetical 5% Return	$1,000.00	$1,018.74	1.22%	$6.11

FAM Small Cap Fund
Investor Shares: Actual Return	$1,000.00	$1,109.20	1.25%	$6.54
Hypothetical 5% Return	$1,000.00	$1,018.60	1.25%	$6.26

FAM Small Cap Fund
Institutional Shares: Actual Return	$1,000.00	$1,110.00	1.14%	$5.96
Hypothetical 5% Return	$1,000.00	$1,019.14	1.14%	$5.71

*	Expense are calculated using each Fund’s annualized net expense ratios, which represent net expenses as a percentage of average daily net assets for the one-half year period ended June 30, 2023. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent one-half year period (181); and then dividing that result by the number of days in the current fiscal year (365).

FAM FUNDS — Supplemental Information (Unaudited)

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.

Statement Regarding Availability of Proxy Voting Policies and Procedures.

Please note that a description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling FAM Funds at 1-800-932-3271; (ii) and on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Statement Regarding Availability of Proxy Voting Record.

Please note that information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling FAM Funds at 1-800-932-3271; or on the FAM Funds’ Website at http://famfunds.com (ii) and on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

FAM FUNDS — Summary of the Funds’ Liquidity Risk Management Program Annual Assessment Report (Unaudited)

The Funds have adopted and implemented a Liquidity Risk Management Program (the “Liquidity Program”) in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Liquidity Program seeks to assess and manage each Fund’s liquidity risk, which is considered to be the risk that a Fund could not meet requests to redeem Fund shares without significant dilution of the remaining investors’ interests in the Fund. The Board of Trustees of the Funds (the “Board”) has appointed Fenimore Asset Management, Inc., the Funds’ investment advisor (the “Advisor”), to administer the Liquidity Program. The Advisor has delegated certain day-to-day administration responsibilities to the Liquidity Administrator Committee (the “Committee”), which consists of the Chief Compliance Officer of the Trust and certain employees of the Advisor who are involved with portfolio management, trading and financial activities with respect to the Funds.

The Liquidity Rule and the Liquidity Program each require that the Board shall receive and review an annual written report that addresses the operation of the Liquidity Program and assesses its adequacy and the effectiveness of its implementation, taking into consideration various aspects of the Liquidity Program’s functions.

The Board met on February 16, 2023 and received a written report (the “Liquidity Report”) addressing the operation of the Liquidity Program and assessing the adequacy and effectiveness of its implementation, including the operation of each Fund’s highly liquid investment minimum (“HLIM”). The Liquidity Report discussed key components of the Liquidity Program, including the assessment of the Funds’ liquidity risk, the classification of each Fund’s portfolio investments into one of four liquidity categories, the 15% limit on the Funds’ holdings of illiquid investments, and the applicable HLIM requirements. The Liquidity Report noted that each of the Funds qualifies to be treated as a fund that primarily holds assets that are deemed to be highly liquid investments for purposes of the Liquidity Rule, and, therefore, none of the Funds was required to establish an HLIM. The Liquidity Report further noted that the Funds generally maintain cash balances that can be used to meet liquidity needs in the event that was necessary, and each of the Funds are also parties to a Line of Credit arrangement that is in place with the Funds’ custodian bank, and this Line of Credit is eligible to be used by each Fund to meet redemption needs if circumstances warrant such use.

As reflected in the Liquidity Report, the Advisor, as the administrator of the Liquidity Program for the Funds, together with the Committee, considers the Liquidity Program to be reasonably designed to assess and manage the Funds’ liquidity risk and believes that it has been adequately and effectively implemented to prevent violation of the Liquidity Rule.

Rev. 12/2021

FACTS	WHAT DOES FAM FUNDS (FENIMORE ASSET MANAGEMENT TRUST) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
● Social Security number and account balances
● Transaction history and investment experience
● Retirement assets and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons FAM FUNDS (Fenimore Asset Management Trust) chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Fenimore Asset Management Trust share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

● Call (800) 932-3271
● Visit us online: www.famfunds.com
To limit our sharing	● Mail the form on page 2
Please note: If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described above in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	Call (800) 932-3271 or go to www.famfunds.com

Mail-in form
Leave Blank OR	Mark any/all you want to limit:

If you have a joint account, your choice(s) will apply to everyone on your account unless you mark below	● Do not allow your affiliates to use my personal information to market to me
● Apply my choices only to me
Name	Mail to:
Address	FAM FUNDS
City/ST/Zip	PO Box 399
Account #	Cobleskill, NY 12043

What We Do
How does FAM FUNDS (Fenimore Asset Management Trust) protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does FAM FUNDS (Fenimore Asset Management Trust) collect my personal information?	We collect your personal information, for example, when you:
● open an account
● direct us to buy securities
● direct us to sell your securities
● make deposits or withdrawals from your account
● tell us about your investment or retirement portfolio
Federal law gives you the right to limit only:
● sharing for affiliates’ everyday business purposes - information about your creditworthiness
Why can’t I limit all sharing?	● affiliates from using your information to market to you
● sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
● FAM FUNDS (Fenimore Asset Management Trust) shares with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
● FAM FUNDS (Fenimore Asset Management Trust) does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
● FAM FUNDS (Fenimore Asset Management Trust) does not market jointly.

Notice to European Union Investors:

Please be advised that our privacy policy is designed to comply solely with applicable U.S. law. It is the general policy of FAM FUNDS (Fenimore Asset Management Trust) to not offer or sell their shares to individuals resident in any member state of the European Union (the “EU”). Accordingly, the Funds do not offer goods or services to EU residents or monitor the behavior of EU residents, and are therefore not subject to the personal data protection requirements of the EU’s General Data Protection Regulation (“GDPR”) provisions that are otherwise applicable to certain activities with respect to the personal data of investors resident in the EU.

Investment Advisor

Fenimore Asset Management, Inc.

Cobleskill, NY

Custodian

U.S. Bank, N.A.

Cincinnati, OH

Independent Registered

Public Accounting Firm

Cohen & Company, Ltd.

1835 Market Street, Suite 310

Philadelphia, PA 19103

Trustees

Donald J. Boteler

Yolanda P. Caldwell

Denise V. Gonick

Paul A. Keller, CPA, Independent Chairman

Kevin J. McCoy, CPA

Thomas O. Putnam

Kenneth R. Stoll

Legal Counsel

Dechert LLP

Washington, DC

Shareholder Servicing Agent

Fenimore Asset Management, Inc.

Cobleskill, NY

Co-Transfer Agent

Ultimus Fund Solutions, LLC

Cincinnati, OH

Distributor

Fenimore Securities, Inc.

Cobleskill, NY

384 North Grand Street

PO Box 399

Cobleskill, New York

12043-0399

(800) 932-3271

www.famfunds.com

(b)	Not applicable

Item 2.	Code of Ethics.

Not required.

Item 3.	Audit Committee Financial Expert.

Not required.

Item 4.	Principal Accountant Fees and Services.

Not required.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:

Not applicable

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(1)	Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c- 1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(2)	Change in the registrant’s independent public accountants. Attached hereto

(b)	Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act
Exhibit 99.IND PUB ACCT	Change in registrant’s independent public accounting

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Fenimore Asset Management Trust

By (Signature and Title)* /s/ Thomas O. Putnam Thomas O. Putnam, President

Date August 30, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Thomas O. Putnam Thomas O. Putnam, President

Date August 30, 2023

By (Signature and Title)* /s/ Michael F. Balboa Michael F. Balboa, Treasurer

Date August 30, 2023

* Print the name and title of each signing officer under his or her signature.